PERSONAL SERVICES AGREEMENT


This Agreement is made and deemed effective the 31st day of December, 2000, by and between GOLFGEAR INTERNATIONAL, INC., a Nevada corporation (the "Company" or "GolfGear"), Peter Alliss-Golf Ltd., a Company registered in England ("PAG") and PETER ALLISS, an individual ("Alliss").


                                    RECITALS

WHEREAS, the Company wishes to utilize the name and likeness of Alliss as the Company's spokesperson in the marketing of its golf clubs and related products;

WHEREAS, PAG has the sole rights to the exploitation of Alliss' name, likeness and time and is willing to associate with the Company for the promotion of its golf clubs and related products.

WHEREAS, Alliss is in agreement for the use of his name, likeness, time and efforts promoting and marketing the Company's golf clubs and related products.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and with reference to the above Recitals, the parties agree as follows:

1.   ENDORSED  SERVICES

PAG agrees to allow the Company to utilize Alliss' name and likeness and to act as a spokesperson on behalf of the Company in all of its advertising, marketing and promotion efforts, and in all mediums, including print and television, for the Company's golf clubs and golf related products. This likeness shall be used and services be provided in North America, Central America, South America, Africa (including South Africa), the Middle East, Far East (including India) (the "Designated Territory"), but it shall exclude Australia, New Zealand, Malaysia, the United Kingdom, Northern and Southern Ireland, Europe and Scandinavia.

2.   EXCLUSIVITY

     a.   HIPPO  AGREEMENT

     Alliss agrees not to provide the same or similar services as contemplated hereunder to any other golf club manufacturer or distributor during the term of this Agreement. However, the parties acknowledge that there currently exists between PAG and Hippo Holdings Ltd. of Mosley Business Park, Mosley Street, Burton upon Trent, Staffordshire, DE14 1DW, England an agreement dated September 24, 1998 (the "Hippo Agreement"), relating to Alliss' endorsement of Hippo and Howson Golf clubs and related products in Australia, New Zealand, Malaysia, the United Kingdom, Northern and Southern Ireland, Europe and Scandinavia. Alliss may participate in the production of a Hippo Golf infomercial to be broadcast inside the Designated Territory during the year 2001 as long as it is not broadcast inside the Designated Territory after the year 2001.


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     b.   TERMINATION  OF  HIPPO  AGREEMENT

     Upon the termination or cancellation of the Hippo Agreement, for any reason, the Designated Territory shall thereafter, without further act or additional consideration, be expanded to also include Australia, New Zealand and Malaysia. Alliss hereby grants to the Company an exclusive three (3) month opportunity, from the date the Company is notified that the Hippo Agreement has terminated or will terminate, to negotiate with PAG for the use of Alliss' likeness and service of Alliss in the United Kingdom, Northern and Southern Ireland, Europe and Scandinavia.

3.   NO  BREACH  OF  AGREEMENT

Neither the execution of this Agreement nor any obligation imposed herein shall constitute a breach or violation of any agreement including, but not limited to, the Hippo Agreement. In this regard, Alliss agrees to communicate the existence of this Agreement to Hippo Holdings Ltd. and represents and warrants that the execution of this Agreement will not violate any covenant or restriction of the Hippo Holdings Ltd. agreement. Notwithstanding the above, the Company acknowledges that Alliss has prior commitments with ABC Television Network (ABC) and the British Broadcasting Corporation (BBC) to act as a golf personality and commentator and that ABC's and BBC's schedules will always take precedence over Alliss' obligations to Company.

4.   SALE  OF  GOLF  CLUBS

     a.   SALE  OF  SIGNATURE  CLUBS

     During the term of this Agreement, and any extension or renewal thereof, the Company shall have the exclusive right to manufacture, distribute and sell Peter Alliss Signature clubs world wide within the Designated Territory.

          1. For each Signature wedge, putter or specialty club sold, Alliss shall receive a royalty of $2.00 per club.

          2. For each Signature iron sold, Alliss shall receive a royalty of $.25 per iron.

     b.   SALE  OF  NON-SIGNATURE  CLUBS

          1. For all sales made through GolfGear infomercials in which Alliss appears, Alliss shall receive a royalty of $1.00 per club featured and sold as a direct result of a sale made from the airing of the infomercial.


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          2.   In addition to royalties paid for clubs actually sold through any infomercial as defined in Paragraph 4(b)(1) above, Alliss shall receive a royalty of $.25 per club for all after market sales of any club featured in any infomercial. "After market" shall be defined as all non-infomercial sales generated in the region in which the infomercial has been televised.

     c.   CHANGE  IN  CONTROL

     In the event that Donald Anderson ceases to be affiliated with the Company in an executive capacity during the term of this Agreement, including any renewal thereof, Alliss shall have the option to terminate this Agreement. In such event, pursuant to written notice within ninety (90) days of such change in control, the ninety (90) day period described in 4d shall not exceed forty five (45) days.

     d.     POST-TERMINATION  SALES

     Upon termination or expiration of this Agreement, including any extension or renewal thereof, the Company shall cease production of Alliss Signature clubs as soon as reasonably practicable, but shall continue to have the right to use the name and likeness of Alliss to market its existing inventory of said clubs until all such inventory is exhausted or for a period not to exceed 90 days, whichever is earlier. Further, the Company shall have the right to continue to run any infomercial in which Alliss appears for a period not to exceed 30 days. For as long as Company makes use of the name or likeness of Alliss, PAG shall continue to receive compensation described in Paragraph 4 as earned.

5.   COMPENSATION

The  Company  shall  pay  to  PAG  the  following  compensation:

     a.   STOCK  COMPENSATION

     PAG or their nominees shall be issued 250,000 shares of the Company's common stock. It is understood that such shares shall not be registered with the Securities and Exchange Commission and will, therefore, be restricted as that term is defined pursuant to Rule 144 of the Securities Act of 1933, as amended. In addition to the rules on resale restrictions imposed by Rule 144, PAG or its nominees agree to sell no more than 25,000 shares of common stock in any one month unless otherwise agreed by all the parties hereto. PAG or its nominees agrees not to sell any shares in the month of December. PAG or its nominees agrees to inform the Company of their intention to sell any shares prior to effectuating any sale or transaction.


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     b.   COMMON  STOCK  WARRANT  COMPENSATION

     PAG or its nominees shall receive a warrant to purchase 250,000 shares of common stock of the Company, exercisable at $.50 per share for a period of five (5) years from the date of this Agreement. This warrant shall contain standard anti-dilution provisions and shall not have a cashless exercise provision.

     c.   EXPENSES

     Alliss and/or his agents shall be entitled to reimbursement of reasonable expenses incurred in conjunction with activities as contemplated herein. Prior to incurring such expenses, Alliss and/or his representatives shall give prior notice and gain approval from the Company. It is acknowledged that Alliss travels first-class and that his business manager, Roy Cooper, travels business class unless both Alliss and Roy Cooper travel together, in which case Roy Cooper will also travel first-class.

     d.   PROMOTIONAL  EQUIPMENT

     The Company shall supply golf clubs, golf bags and other equipment and apparel that may be required by Alliss, either for his own use or for promotional purposes, upon reasonable request and advance notice to the Company. Such promotional products shall be delivered to PAG's address free of carriage, duties and taxation of any kind.

     e.   WIRE  TRANSFER

     All cash payments to be made hereunder shall be made by wire transfer to Barclays Bank plc, Ascot Branch, sort code 20-02-53 for the account of Peter Alliss Golf Ltd., account number 10709905, or at such other place as PAG shall designate in writing from time to time.

     f.   AUDIT

     Company shall transmit to PAG all regularly maintained financial statements and reports. From time to time, PAG may request reasonable financial and/or operating information relating to matters relevant to this Agreement from the Company and the Company shall provide such information at PAG's offices. Additionally, PAG shall have the right, upon reasonable notice, to inspect or audit the books and records of Company. Such inspection may be conducted by any reasonably designated agent.

     g.   ADVISORY  BOARD

     During the term of this Agreement, the Company shall offer a seat on its advisory board to Alliss, or his designee, as long as such person is reasonably acceptable to the Company.


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6.   CREATIVE  CONTROL

Alliss shall at all times herein have the right to approve any club design that bears his name and shall also have the right to approve any news releases, catalogs, term sheets, publicity materials, commercials, informercials, television or radio spots, web sites or other similar media information in which Alliss appears, or in which Alliss' name or likeness is utilized in any manner, prior to their public use or dissemination. Said approval shall not be unreasonably withheld by Alliss. In this regard, the Company shall provide such materials to Alliss in advance of their use or dissemination in order to enable Alliss to review and approve such materials. Alliss agrees to review such material and respond to the Company within a reasonable time and with the understanding that a reasonable response time is of the essence.

7.   INFOMERCIAL  PRODUCTION

The Company shall give Alliss at least six (6) weeks prior notice in scheduling the filming of a commercial, infomercial or catalog. The Company shall use its best efforts to limit the total production (in all categories) to five (5) days per year. However, the five (5) day period shall exclude partial days at tour events at which the Company may consult with or utilize Alliss, subject to his schedule and availability. For each day or partial day that Alliss makes himself available for the Company's use, including, but not limited to, infomercial filming, advertising production and/or consulting, or for the Company's utilization at tour events or similar functions, Alliss shall be paid $10,000 per day plus expenses.

8.   TERMINATION

This Agreement shall terminate three (3) years from the date of effectiveness hereof. Upon written notice at least one hundred and eighty (180) days prior to expiration of this Agreement, the Company shall be given a ninety (90) day exclusive period to negotiate an additional three (3) year agreement for the use of Alliss' likeness subject to terms and conditions to be agreed by the parties. Upon any termination of the Agreement, all amounts earned through the date of termination shall be paid forthwith to PAG.

9.   MUTUAL  RELEASE

By and upon execution of this Agreement, PAG, Alliss and the Company hereby forever mutually release each other from that agreement between the parties dated January 1, 1998 (the "Prior Agreement"), and from any obligations arising thereunder. This release shall constitute a general mutual release and by execution of this Agreement, the parties hereby release and forever discharge each other and any of their servants, agents and employees and all others, of and from any and all claims, demands or actions or causes of action, known or unknown, including all injuries, deaths, property damage and economic loss, arising out of or in any way connected with the Prior Agreement.


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This  is  a  full  and  final  release applying to all unknown and unanticipated injuries or damages arising out of the Prior Agreement, as well as to those known or disclosed. The undersigned waives all rights and benefits which the undersigned now has or in the future may have under the terms of Section 1542 of the Civil Code of California, which Section reads as follows:

     "A general release does not extend to the claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

This  release  shall  survive  termination  or  expiration  of  this  Agreement.

10.  ASSIGNMENT

Neither PAG, Alliss nor the Company shall have the right to grant sub-licenses hereunder or to otherwise assign, alienate, transfer, encumber or hypothecate any of its rights or obligations hereunder, except as set forth herein: (1) PAG shall have the right to assign the financial benefits hereof, and the Company hereby consents to such assignment upon receipt by the Company of written notice thereof from PAG; and (2) the Company shall have the right to grant sub-licenses hereunder or to otherwise assign and transfer any of its rights or obligations hereunder, to any affiliate, related entity or subsidiary (partially or wholly owned), if prior written consent is obtained from PAG and Alliss, which consent shall not be unreasonably withheld.

11.  ATTORNEYS'  FEES  AND  COSTS

In the event of any litigation to interpret or enforce any provision(s) of this Agreement, a court of competent jurisdiction may award the prevailing party reasonable attorneys' fees and costs.

12.  GOVERNING  LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed therein.

13.  ARBITRATION

Any dispute arising out of or concerning this Agreement shall be handled in accordance with the Rules and Regulations, and under the auspices, of the American Arbitration Association. Said arbitration shall be held in Orange County, California and shall be binding. The prevailing party shall be entitled to, among other relief, attorney fees and costs.

14.  SEVERABILITY

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.


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15.  NOTICES  AND  COMMUNICATIONS

All notices, requests, demands, and other communications under this Agreement shall be in writing and delivered in person or sent by certified mail, postage prepaid or by telefax and properly addressed as follows:

If  to  the  Company:     Donald  A.  Anderson,  President
                          GolfGear  International,  Inc.
                          12771  Pala  Drive
                          Garden  Grove,  CA  92841
                          Telephone  (714)899-4274
                          Telefax  (714)899-4284
                          E-Mail:  golfgear01@aol.com

       and  to:           Peter  Alliss  -  Golf  Ltd.
                          25  St.  Johns  Road
                          Farnham  Surrey
                          England  GU9  8NU
                          Telephone  011-44-125-271-7711
                          Telefax  011-44-125-271-7722
                          E-mail:  roy@allissgolf.demon.co.uk

Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the respective party hereto.

16.  WAIVER  OR  BREACH

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

17.  ENTIRE  AGREEMENT  AND  BINDING  EFFECT

This Agreement contains the entire agreement between the parties and is intended to merge all prior written or oral discussions or agreements with respect to its subject matter and specifically supersedes all prior written agreements relating to the subject matter of this Agreement. The Agreement may not be amended except in a subsequent writing signed by both parties. No waiver of any duty under this Agreement will be construed as a waiver of the right to demand immediate performance, unless an extension of the time for performance is agreed in writing. Time is of the essence in this Agreement.

18.  AMENDMENTS

This Agreement may not be amended except by a writing signed by all the parties hereto.


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19.  COUNTERPARTS  AND  SIGNATURES

This Agreement may be executed in one or more counterparts, each of which, when executed and delivered by facsimile transmission, shall be an original and all of which when executed shall constitute one Agreement, by each of the parties hereto on the dates respectively indicated in the acknowledgments of said parties, notwithstanding that all of the parties are not signatories to the original or the same counterpart, to be effective as of the day and year first above written.

20.  RELATIONSHIP  OF  THE  PARTIES

This Agreement shall not constitute or be considered a partnership, employer-employee relationship, joint venture or agency between the parties hereto, nor by or between any of their employees or agents. Alliss shall be deemed to be an independent contractor for purposes of this Agreement.


Dated:____________,  2000        GOLFGEAR  INTERNATIONAL,  INC.


                                 _____________________________________
                                 By:     Donald  A. Anderson
                                         Its:     President


Dated:____________,  2000        Peter  Alliss  -  Golf  Ltd.


                                 ______________________________________
                                 By:      Roy  Cooper
                                          Its:      Managing  Director



Dated:______________,  2000      ______________________________________
                                 Peter  Alliss,  an  individual


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